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                                               Filed Pursuant to Rule 497(e)
                                               Registration File No.: 333-85415



                         Supplement dated July 10, 2003
                    to the Prospectus dated September 1, 2002
               as amended and supplemented through October 1, 2002

                                       of

                         CIF INFLATION-INDEXED BOND FUND
                             CIF SHORT DURATION FUND
                           CIF LOW DURATION BOND FUND
                             CIF CORE PLUS BOND FUND

                                  Funds of the

                         COMMONFUND INSTITUTIONAL FUNDS
                                 (THE "COMPANY")
                               15 OLD DANBURY ROAD
                                  P.O. BOX 812
                               WILTON, CONNECTICUT
                                   06897-0812

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         The prospectus is hereby amended to notify shareholders of the termination and liquidation of the CIF Low Duration Bond Fund (the "Fund"), a portfolio of the Company. At a special meeting of the Board of Directors held on July 3, 2003, the Board unanimously voted to close and liquidate the Fund. Accordingly, as of the date of this supplement, the Fund is closed to purchases by new or existing investors. The Fund will cease operations in an orderly manner and liquidate and distribute its net assets to shareholders no later than August 1, 2003.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE